SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

___ Preliminary Proxy Statement
___ Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
_X_ Definitive Proxy Statement
___ Definitive Additional Materials
___ Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        Walker Interactive Systems, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

_X_  No fee required.
___  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

     Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________________________

     Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

     Total fee paid:
     ___________________________________________________________________________

___  Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid:
     ___________________________________________________________________________

     Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________

     Filing Party:
     ___________________________________________________________________________

     Date Filed:
     ___________________________________________________________________________

                                [GRAPHIC OMITTED]

                        Walker Interactive Systems, Inc.
                         303 Second Street, Three North
                         San Francisco, California 94107


                                                                  April 17, 1998

Dear Stockholder:

     On behalf of Walker Interactive Systems, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders, which will begin at 2:00 p.m. local time on Thursday, May 21, 1998, at the Company's headquarters located at 303 Second Street, San Francisco, California. At the meeting, stockholders will be asked to (i) elect one individual to the Company's Board of Directors to serve a three-year term expiring on the date of the Company's 2001 annual meeting of stockholders, (ii) approve an amendment to the Company's 1992 Employee Stock Purchase Plan to increase the aggregate number of shares available for issuance thereunder, (iii) approve an amendment to the Company's 1994 Equity Incentive Plan to increase the aggregate number of shares available for issuance thereunder, and (iv) ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the next fiscal year. The accompanying Notice and Proxy Statement describe these proposals. We urge you to read this information carefully.

     The directors and officers of the Company hope that as many stockholders as possible will be present at the meeting. Because the vote of each stockholder is important, we ask that you sign and return the enclosed proxy card in the envelope provided, whether or not you now plan to attend the meeting. This will not limit your right to change your vote at the meeting or to attend the meeting.

     We appreciate your cooperation and interest in the Company. To assist us in preparation for the meeting, please return your proxy card at your earliest convenience.

                                            Sincerely yours,

                                            /s/ Leonard Y. Liu

                                            LEONARD Y. LIU
                                            Chairman of the Board

                                [GRAPHIC OMITTED]

                        Walker Interactive Systems, Inc.
                         303 Second Street, Three North
                         San Francisco, California 94107

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held On Thursday, May 21, 1998

TO THE STOCKHOLDERS OF WALKER INTERACTIVE SYSTEMS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Walker Interactive Systems, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 21, 1998 at 2:00 p.m. local time at the Company's headquarters, 303 Second Street, San Francisco, California for the following purposes:

          1. To elect one director to hold office until the 2001 annual meeting of stockholders.

          2. To approve the Company's 1992 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan from 650,000 shares to 950,000, an increase of 300,000 shares.

          3. To approve the Company's 1994 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan from 1,200,000 shares to 2,400,000, an increase of 1,200,000 shares.

          4. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending December 31, 1998.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on March 31, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                            By Order of the Board of Directors,

                                            /s/ Bruce C. Pollock

                                            BRUCE C. POLLOCK
                                            Senior Vice President,
                                            Chief Financial Officer
                                            and Assistant Secretary

San Francisco, California
April 17, 1998

--------------------------------------------------------------------------------
     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
                        Walker Interactive Systems, Inc.
                         303 Second Street, Three North
                         San Francisco, California 94107

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Walker Interactive Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on Thursday, May 21, 1998, at 2:00 p.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters located at 303 Second Street, San Francisco, California. The Company intends to mail this proxy statement and accompanying proxy card on or about April 17, 1998, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on March 31, 1998 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 31, 1998, the Company had outstanding and entitled to vote 14,000,190 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 303 Second Street, Three North, San Francisco, California 94107, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1999 annual meeting of stockholders must be received by the Company not later than December 18, 1998 in order to be included in the proxy statement and proxy relating to that annual meeting. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

     The Board of Directors is presently composed of six members. There is one director being nominated for election as a Class III Director. The nominee for election to this class is currently a director of the Company. If elected at the Annual Meeting, the nominee would serve until the 2001 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. The person nominated for election has agreed to serve if elected, and management has no reason to believe that the nominee will be unable to serve.

     Mr. David C. Hodgson served as a Class III Director from February 1989 until his resignation in August 1997.

     Set forth below is biographical information for the each person nominated and the person whose term of office as a director will continue after the Annual Meeting.

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2001 ANNUAL MEETING

Class III Director

     Mr. Richard C. Alberding, age 67, has served as a director of the Company since October 1991. Mr. Alberding was employed by Hewlett-Packard Co., a computer company, from 1958 until his retirement in June 1991, serving in various positions, most recently as Executive Vice President with responsibility for Hewlett-Packard's Marketing and International operations. Mr. Alberding is currently a director of Kennametal, Inc., Sybase, Inc., Digital Microwave Corp., Paging Network, Inc., Digital Link, Inc., Quickturn Design Systems, Inc., Storm Technology, Inc. and JLK Direct Distribution, Inc.

                              MANAGEMENT RECOMMENDS
                      A VOTE IN FAVOR OF THE NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING

Class I Directors

     Mr. Leonard Y. Liu, age 56, has served as the Chairman, President and Chief Executive Officer of the Company since June 1995. Prior to joining the Company, Mr. Liu served as Chief Operating Officer of Cadence Design Systems, Inc. ("Cadence"), an electronic automated design software company, from January 1993 to March 1995, and has been a director of Cadence since June 1989. Mr. Liu was Chairman and Chief Executive Officer of Acer America Corporation and President of Acer, Inc., a personal computer company, from 1989 until March 1992. From 1969 to April 1989, Mr. Liu held various technical and general management positions in IBM Corporation, a computer company.

     Mr. David C. Wetmore, age 49, has served as a director of the Company since May 1993. Since November 1995, Mr. Wetmore has served as Managing Director of Updata Capital, Inc., an investment banking organization serving the technology industry. From January 1995 through April 1995, Mr. Wetmore was Executive Vice President, Europe and Agents, of Legent Corporation ("Legent"), a developer and distributor of productivity enhancement system software. From August 1992 to December 1994, Mr. Wetmore served as Legent's Executive Vice President and Chief Operating Officer. From August 1988 to August 1992, Mr. Wetmore was employed by Goal Systems International, Inc., a software products company, in various positions, most recently as Chairman of the Board, President and Chief Executive Officer. Mr. Wetmore is currently a director of Grange Mutual Insurance Companies, Continental Circuits Corp., Career Builder, Inc., Pivotpoint, Inc. and Nationwide Investing Foundation, Plc., a registered investment company.

     Mr. William A. Hasler, age 56, has served as a director of the Company since February 1996. Since August 1991, Mr. Hasler has been the Dean and Department Chair of the Walter A. Haas School of Business at the University of California, Berkeley. From July 1972 to August 1991, Mr. Hasler was employed by KPMG Peat Marwick in various positions, most recently as Vice Chairman responsible for the worldwide management consulting practice. Mr. Hasler is currently a director of The Gap, Inc., Tenera Corporation, TCSI Corporation, Aphton Corporation and Asia Pacific Wire & Cable Corporation Limited.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING

Class II Directors

     Ms. Tania Amochaev, age 48, has served as a director of the Company since May 1994. Ms. Amochaev joined QuickResponse Services, Inc., a provider of supply chain management solutions to the retail industry, as President in May 1992 and was appointed Chief Executive Officer in May 1993. In February 1997, Ms. Amochaev resigned from that position and was named Chairman of the Executive Committee of QuickResponse Services, Inc. Ms. Amochaev was Chief Executive Officer of Natural Language, Inc., a client/server database tool software company, from May 1988 to March 1992. From 1984 to 1987, Ms. Amochaev was President and Chief Executive Officer of Comserv Corporation, a manufacturing applications software company acquired in 1987 by Management Science America. Ms. Amochaev is currently a director of Governmental Technology Services, Inc., Symantec Corporation and QRS Corporation.

     Mr. John M. Lillie, age 61, has served as a director of the Company since July 1996. In May 1996, Mr. Lillie was appointed Chairman of the Board of The Epic Team, Inc., a manufacturer of bicycles and bicycle accessories. From 1991 to 1995, Mr. Lillie served as Chairman of the Board and Chief Executive Officer of APL, Ltd. after having served as its President and Chief Operating Officer from 1990 to 1991. Mr. Lillie is currently a director of The Gap, Inc., Consolidated Freightways and Circle International, Inc.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1997, the Board of Directors held six meetings. The Board has an Audit Committee, a Compensation Committee and a Non-Officer Stock Option Committee.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained, and receives and considers the independent auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met four times during the fiscal year ended December 31, 1997. It is currently composed of three non-employee directors, Ms. Amochaev and Messrs. Lillie and Wetmore. Prior to May 14, 1997, the Audit Committee was composed of Ms. Amochaev and Messrs. Hodgson and Wetmore. From May 14, 1997 through August 7, 1997, the committee was composed of Ms. Amochaev and Messrs. Hodgson, Wetmore and Lillie.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, which is currently composed of three non-employee directors, Messrs. Alberding, Hasler and Lillie, met two times during the fiscal year ended December 31, 1997.

     The Non-Officer Stock Option Committee is authorized to make stock option grants under the Company's 1994 Equity Incentive Plan and 1995 Non-Statutory Stock Option Plan for Non-Officers to employees who are not officers. The Non-Officer Stock Option Committee, which is composed of one director, Mr. Liu, acted fifteen times during the fiscal year ended December 31, 1997.

     During the fiscal year ended December 31, 1997, each incumbent Board member, except for Ms. Amochaev, attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he or she served which were held during the period for which he or she was a director or committee member.

                                   PROPOSAL 2

            APPROVAL OF 1992 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

     In January 1992, the Company's Board of Directors (the "Board") adopted, and the stockholders subsequently approved, the Company's 1992 Employee Stock Purchase Plan (the "Purchase Plan"), authorizing the issuance of 150,000 shares of the Company's Common Stock. In January 1993 and March 1995, the Board adopted, and the stockholders subsequently approved, amendments to the Purchase Plan to increase the number of shares authorized for issuance thereunder to an aggregate of 350,000 and 650,000 shares respectively. At January 31, 1998, an aggregate of 599,540 shares had been issued under the Purchase Plan and only 50,460 shares remained available for the grant of future rights under the Purchase Plan.

     In February 1998, the Board adopted an amendment to the Purchase Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Purchase Plan from a total of 650,000 shares to a total of 950,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensure that the Company can continue to provide such incentives at levels determined appropriate by the Board. The Board anticipates that the increase will provide sufficient shares to satisfy the Company's needs over a three-year period. During the last fiscal year, shares were purchased under the Purchase Plan by the executive officers of the Company in the amounts and at the weighted average prices per share as follows: Ms. Hubbard, 663 shares ($10.99); all current executive officers as a group, 663 shares ($10.99); and all employees (excluding executive officers), 78,692 shares ($10.94).

     The Board also approved an amendment to the Purchase Plan to modify the requirements related to stockholder approval of amendments to the Purchase Plan to bring the Purchase Plan into conformity with and take advantage of new regulations promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     Stockholders are requested in this Proposal 2 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the Purchase Plan, as amended, are outlined below:

Purpose

     The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Administration

     The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board has the power, which it has not exercised, to delegate administration of such plan to a committee of not less than two Board members (the "Committee"). The Board may abolish any such Committee at any time and revest in the Board the administration of the Purchase Plan.

Stock Subject to Purchase Plan

     Subject to approval of this proposal, 950,000 shares are reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under the Purchase Plan.

Offerings

     The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering had a 12 month duration. The Board has discretion to change the length of offerings under the Purchase Plan.

Eligibility

     Any person who customarily is employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company, preceding the first day of the offering period, for at least the period designated by the Board. The Board may provide that officers of the Company who are "highly compensated" as defined in the Code are not eligible to be granted rights under an offering.

     Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him or her to buy stock valued at more than $25,000 (determined based upon the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year. At February 28, 1998, approximately all of the Company's approximately 510 employees were eligible to participate in the Purchase Plan.

Participation in the Plan

     Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15%, or such lesser percentage as approved by the Board, of such employees' total compensation during the purchase period.

Purchase Price

     The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, and (b) 85% of the fair market value of a share of Common Stock on the date of purchase.

Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions over the offering period. A participant may increase, reduce or commence payroll deductions after the beginning of any purchase period only as provided for in the offering. A participant may make additional payments into his or her account only if specifically provided for in the offering and only if the participant has not had the maximum amount withheld during the purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company.

Purchase of Stock

     By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

Withdrawal

     While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period, except as provided by the Board or the Committee in the offering.

     Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering automatically will be terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

     Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

     Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

Adjustment Provisions

     If any change is made in the stock subject to the Purchase Plan, or subject to any rights granted under the Purchase Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Purchase Plan and outstanding rights will be appropriately adjusted in the class and maximum number of shares subject to the Purchase Plan and the class, number of shares and price per share of stock subject to outstanding rights.

Effect of Certain Corporate Events

     In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, such rights will continue in full force and effect, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

Duration, Amendment and Termination

     The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the plan will terminate in January 2002.

     The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if such amendment requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under
Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or with any Nasdaq or securities exchange listing requirements.

     Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

Federal Income Tax Information

     Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

     A participant will be taxed on amounts withheld for the purchase of shares as if such amounts actually were received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchase shares.

     If the stock is sold or disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as capital gain or loss.

     If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain or loss will be treated as capital gain or loss. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant by reason of a disposition before the expiration of the holding periods described above (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

     The foregoing discussion is intended to be a general summary only of the federal income tax aspects of rights granted under the Purchase Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the Purchase Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

                                   PROPOSAL 3

               APPROVAL OF 1994 EQUITY INCENTIVE PLAN, AS AMENDED

     In February 1994, the Board adopted the Company's 1994 Equity Incentive Plan (the "Equity Plan"). In May 1994, the Board approved an amendment to the Equity Plan to (i) eliminate the Company's ability to grant stock appreciation rights; (ii) eliminate the ability of optionees to purchase stock through a deferred payment arrangement; (iii) eliminate the Company's ability to reprice options; and (iv) establish the minimum exercise price for a nonstatutory stock option at 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. The stockholders of the Company subsequently approved the Equity Plan, as amended. Under the Equity Plan, 1,200,000 shares of the Company's Common Stock are authorized for issuance.

     At March 10, 1998, options (net of canceled or expired options) covering an aggregate of 1,009,000 shares of the Company's Common Stock had been granted under the Equity Plan, and 191,000 shares (other than shares that might in the future be returned to the plan as a result of cancellation or expiration of options) remained available for future grant under the Equity Plan.

     In February 1998, the Board approved an amendment to the Equity Plan, subject to stockholder approval, increasing the number of shares authorized for issuance under the Equity Plan from a total of 1,200,000 shares to 2,400,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options to current and prospective employees of the Company at appropriate levels and to provide for grants within the framework of prospective acquisitions. In addition to approving an amendment to increase the number of shares, the Board also made certain minor amendments to the Equity Plan which are designed to conform the Equity Plan to the requirements of Rule 16b-3 promulgated under the Exchange Act and to clarify the impact of changes in the Company's capital structure on the terms of the Equity Plan.

     Stockholders are requested in this Proposal 3 to approve the Equity Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Equity Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

     The essential features of the Equity Plan, as amended, are outlined below.

General

     The Equity Plan provides for the grant of "Stock Awards" which may be either (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock bonuses, or (iv) rights to purchase restricted stock. Incentive stock options granted under the Equity Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the Equity Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

Purpose

     The Equity Plan was adopted (i) to provide a means by which selected employees and directors of and consultants to the Company and its affiliates (defined in the Equity Plan to mean any parent or subsidiary of the Company) could be given an opportunity to benefit from increases in value of the stock of the Company, (ii) to secure and retain the services of persons capable of filling such positions, and (iii) to provide incentives for such persons to exert maximum efforts for the success of the Company.

Administration

     The Equity Plan is administered by the Board. The Board has the power to construe and interpret the Equity Plan and, subject to the provisions of the Equity Plan, to determine the persons to whom and the dates on which

Stock Awards will be granted, whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing, the number of shares to be subject to each Stock Award, the time or times when a person shall be permitted to purchase or receive stock pursuant to a Stock Award, the exercise or purchase price, the type of consideration and other terms of Stock Awards. Under the Equity Plan, the Board is authorized to delegate administration of the Equity Plan to a committee composed of not fewer than two members of the Board. (As used herein with respect to the Equity Plan, the "Board" refers to any committee to which the Board delegates such administrative authority with respect to the Equity Plan, as well as to the Board itself.) In addition, the Board may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who are not then subject to Section 16 of the Exchange Act and to eligible persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code.

Eligibility

     Employees (including officers) of the Company and its affiliates may be granted incentive stock options and other Stock Awards under the Equity Plan. Consultants and directors are eligible to receive Stock Awards other than incentive stock options under the Equity Plan. At February 28, 1998, approximately 586 employees and consultants were eligible to participate in the Equity Plan.

     No incentive stock option may be granted under the Equity Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

     No employee shall be eligible to be granted Stock Awards covering more than 500,000 shares of Common Stock in any 12 month period. This limitation is to ensure that the Company generally will continue to be able to deduct for tax purposes the compensation attributable to Stock Awards granted under the Equity Plan.

Stock Subject to the Equity Plan

     Subject to approval of this proposal, 2,400,000 shares are reserved for issuance under the Equity Plan. If Stock Awards granted under the Equity Plan expire or otherwise terminate without being exercised, the shares of Common Stock not purchased pursuant to such award again become available for issuance under the Equity Plan.

Terms of Options

     The following is a description of the permissible terms of options under the Equity Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the Equity Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options under the Equity Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. At March 16, 1998, the closing sales price of a share of the Company's Common Stock as reported on the Nasdaq National Market was $19.00 per share.

     The exercise price of options granted under the Equity Plan must be paid either: (i) in cash at the time the option is exercised; or (ii) at the discretion of the Board, (a) by delivery of other shares of Common Stock of the Company, or (b) in any other form of legal consideration acceptable to the Board.

     Option Exercise. Options granted under the Equity Plan may become exercisable ("vest") in cumulative increments as determined by the Board. The Board has the power to accelerate the time during which an option may be exercised. The Equity Plan authorizes the grant of options that may be exercised prior to full vesting subject to a right of repurchase in favor of the Company. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligations relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

     Term. The maximum term of options under the Equity Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Equity Plan terminate three months after the optionee ceases to be employed by (or serve as a consultant to) the Company or any affiliate of the Company, unless (a) the termination of employment is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within twelve months of such termination; (b) the optionee dies while employed by the Company or any affiliate of the Company, or within three months after termination of such employment, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer or shorter period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prevented for specified reasons.

Terms of Stock Bonuses and Purchases of Restricted Stock

     Purchase Price; Payment. The purchase price under each stock purchase agreement will be determined by the Board. The purchase price of stock acquired pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase, or (ii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to the Company or for its benefit.

     Repurchase. Shares of Common Stock sold or awarded under the Equity Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board. In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to the Company or an affiliate of the Company, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

Adjustment Provisions

     If any change is made in the stock subject to the Equity Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Equity Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Equity Plan and the maximum number of securities subject to award to any person in a calendar year, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final.

Effect of Certain Corporate Events

     The Equity Plan provides that, in the event of a "change of control," which term includes the dissolution or liquidation of the Company and specified types of merger, acquisition or other corporate reorganization, then, at the sole discretion of the Board and to the extent permitted by law: (i) any surviving corporation will be required to either assume Stock Awards outstanding under the Equity Plan or substitute similar Stock Awards for those outstanding under the Equity Plan, (ii) the time during which such Stock Awards become vested or may be exercised will be accelerated and any outstanding unexercised rights under any Stock Awards will be terminated if not exercised prior to such event or
(iii) such Stock Awards will continue in full force and effect.

Duration, Amendment and Termination

     The Board may suspend or terminate the Equity Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Equity Plan will terminate on February 16, 2004.

     The Board also may amend the Equity Plan at any time or from time to time. No amendment will be effective, however, unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 promulgated under the Exchange Act, or any Nasdaq or securities exchange listing requirements.

Restrictions on Transfer

     Under the Equity Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, an incentive stock option may be exercised only by the optionee. A nonstatutory stock option is transferable to the extent provided in the option agreement. If the option agreement for a nonstatutory stock option does not provide for transferability, then the nonstatutory stock option is not transferable except by will or by the laws of descent and distribution and is exercisable during the lifetime of the optionee only by the optionee. Under the Equity Plan, no rights under a stock bonus or restricted stock purchase agreement shall be transferable except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Federal Income Tax Information

     Incentive Stock Options. Incentive stock options under the Equity Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition the optionee will recognize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss upon the disqualifying disposition, will be a capital gain or loss which will be long-term, mid-term or short-term depending on how long the optionee holds the stock. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16 of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the application of certain provisions of
Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the Equity Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the application of certain provisions of Section 162(m) of the Code and the satisfaction of any tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income recognized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term, mid-term or short-term depending on how long the optionee holds the stock. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16 of the Exchange Act.

     Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses granted under the Equity Plan generally have the following federal income tax consequences:

     Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the application of Section 162(m) of the Code and the satisfaction of any withholding obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term, mid-term or short-term depending on how long the stock was held from the date ordinary income is measured. Slightly different rules may apply to persons who are subject to Section 16 of the Exchange Act.

     Potential Limitation on Company Deductions. Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. Although not anticipated, it is possible that compensation attributable to Stock Awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

     Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors;" and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors;" (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

     The foregoing discussion is intended to be a general summary only of the federal income tax aspects of Stock Awards granted under the Equity Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the Equity Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.


                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company's financial statements since 1988. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions.

     Stockholder ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

              MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

                             ADDITIONAL INFORMATION

MANAGEMENT

     Officers are appointed annually by the Board and serve at the discretion of the Board. Set forth below is information regarding executive officers of the Company.


      Name            Age                              Position

Leonard Y. Liu         56     Chairman, President and Chief Executive Officer

Bruce C. Pollock       54     Senior Vice President, Chief Financial Officer,
                              Treasurer and Assistant Secretary

Barbara M. Hubbard     46     Vice President, Corporate Controller, Chief
                              Accounting Officer, Assistant Treasurer and
                              Assistant Secretary

     Mr. Pollock has served as Senior Vice President, Chief Financial Officer and Assistant Secretary of the Company since October 1994. From November 1989 to August 1994, Mr. Pollock was Executive Vice President and Chief Financial Officer of VMX, Inc., a voice processing systems company acquired by Octel Communications Corporation in March 1994.

     Ms. Hubbard has served as the Company's Vice President and Corporate Controller since April 1996 and Chief Accounting Officer, Assistant Treasurer and Assistant Secretary since May 1996. From May 1994 to July 1995, she was Corporate Controller and Chief Accounting Officer of Intuit, Inc. From October 1991 to April 1994, she was Corporate Controller and Principal Accounting Officer of Software Publishing Corporation. Ms. Hubbard is a Certified Public Accountant in California and Illinois.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of January 31, 1998 by (i) all those known by the Company to be beneficial owners of more than five percent of its Common Stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all executive officers and directors of the Company as a group.

                                                                           Beneficial Ownership(1)
                                                                   -------------------------------------
                                                                     Number of                Percent of
                    Beneficial Owner                                  Shares                   Total (%)
------------------------------------------------------------       -------------              ----------
BKP Partners, LP ...........................................       1,605,300 (2)                 11.5
        One Sansome Street, Suite 3900
        San Francisco, CA 94104
Dawson-Samberg Capital Management, Inc......................       1,010,200 (3)                 7.2
        354 Pequot Avenue
        Southport, CT  06490-0760
Thomson Horstmann & Bryant, Inc.                                     887,500 (4)                 6.3
        Park 80 West, Plaza Two
        Saddlebrook, NJ  07663
Leonard Y. Liu..............................................         587,501 (5)(6)              4.1
J. David Parrish............................................         250,066 (5)                 1.8
Bruce C. Pollock............................................          84,000 (5)(7)               *
Barbara M. Hubbard..........................................          20,663 (5)(8)               *
Richard C. Alberding........................................          24,000 (5)                  *
Tania Amochaev..............................................          24,000 (5)                  *
William A. Hasler...........................................          18,000 (5)                  *
John M. Lillie..............................................          16,000 (5)                  *
David C. Wetmore ...........................................          34,000 (5)                  *
All directors and executive officers                               1,058,230                     7.2
         as a group (9 persons).............................

----------
*    Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 13,981,207 shares outstanding on January 31, 1998, adjusted as required by rules promulgated by the SEC.

(2) BKP Partners, LP is an investment partnership, of which BKP Capital Management and Bob K. Pryt are the general partners.

(3)  Dawson-Samberg   Capital   Management,   Inc.,  is  an  investment  adviser
     registered under Section 203 of the Investment Advisers Act of 1940.

(4)  Thomson Horstmann & Bryant, Inc., is an investment adviser registered under
     Section 203 of the Investment Advisers Act of 1940.

(5) Includes shares which certain directors and executive officers of the Company have the right to acquire within 60 days after the date of this table pursuant to outstanding options as follows: Leonard Y. Liu, 317,501 shares; J. David Parrish, 161,428 shares; Bruce C. Pollock, 75,000 shares; Barbara M. Hubbard, 20,000 shares; Richard C. Alberding, 18,000 shares; Tania Amochaev, 24,000 shares; William A. Hasler, 15,500 shares; John M. Lillie, 11,000 shares; David C. Wetmore, 27,000 shares; and all directors and executive officers as a group, 669,429 shares.

(6) Does not include 950 shares held by Mr. Liu's son, Jesse Liu, and 1,600 shares held by Mr. Liu's grandson, Brandon Liu, as to which shares Mr. Liu disclaims beneficial ownership.

(7)  Includes 2,000 shares held in spouse's retirement plan.

(8)  Includes 663 shares acquired through the 1992 Employee Stock Purchase Plan.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Each non-employee director of the Company receives a quarterly retainer of $2,500 and a per meeting fee of $1,000 (plus $1,500 per year for serving as a committee chairman and $1,000 per year for serving as a committee member). In the fiscal year ended December 31, 1997, the total cash compensation earned by non-employee directors was $94,500. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

     Each non-employee director of the Company also receives stock option grants under the 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are not intended by the Company to qualify as incentive stock options under the Code.

     Option grants under the Directors' Plan are non-discretionary. On January 2 of each year (or the next business day should such date be a legal holiday or a weekend), each member of the Company's Board of Directors who is not an employee of the Company or, where specified by the non-employee director, an affiliate of such director, currently is automatically granted under the Directors' Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 6,000 shares of Common Stock of the Company. In 1996, the Board of Directors and stockholders of the Company approved an amendment to the Director's Plan to increase the annual stock option grant to non-employee directors from 3,000 to 6,000 shares. The initial stock option grant to new non-employee directors is 15,000 shares. No other options may be granted at any time under the Directors' Plan. The exercise price of options granted under the Directors' Plan is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant. Options granted under the Directors' Plan upon initial election as a director become exercisable ("vest") in three equal installments commencing on the first anniversary following the option grant. Other options granted under the Directors' Plan vest in four quarterly installments commencing on the date three months after the date of the option grant. The terms of options granted under the Directors' Plan is ten years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

     During 1997, the Company granted options covering 6,000 shares to each of Messrs. Alberding, Hasler, Lillie and Wetmore and Ms. Amochaev, as well as David
C. Hodgson and David M. Saykally, former directors of the Company, at an exercise price of $12.88 per share. The fair market value of such Common Stock on the date of such grant was $12.88 per share (based on the closing sales price reported in the Nasdaq National Market for the date of grant). As of February 27, 1998, Mr. Hasler had exercised options for 2,500 shares under the Directors' Plan; no other options had been exercised under the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

                             Summary of Compensation

     The following table shows for the fiscal years ended December 31, 1997, 1996 and 1995, compensation awarded, paid to, or earned by the Company's Chief Executive Officer, its other two most highly compensated executive officers at December 31, 1997 and one former executive officer who departed from the Company during fiscal year 1997 (the "Named Executive Officers"):

                           Summary Compensation Table

                                                               Long-Term
                                             Annual           Compensation
                                          Compensation           Awards
                                       ------------------     ------------    All Other
                                                               Securities      Compen-
  Name and Principal                   Salary      Bonus       Underlying      sation
       Position                Year      ($)        ($)        Options (#)       ($)
  ------------------           ----    -------    -------      -----------   ----------

Leonard Y. Liu (1)             1997    375,000    170,894                     7,070 (2)
 Chairman, President and       1996    375,000    283,190         75,000      4,555 (2)
 Chief Executive Officer       1995    194,602    192,188        600,000         --

J. David Parrish (4)           1997    141,731     94,888                    26,677 (6)
 Senior Vice President,        1996    220,000    180,612           --        5,538 (2)
 North American Operations     1995    220,000     65,574           --        7,500 (2)

Bruce C. Pollock               1997    200,000     36,472                     6,325 (2)
 Senior Vice President and     1996    200,000     70,287           --        5,538 (2)
 Chief Financial Officer       1995    200,000     24,779           --        2,500 (2)

Barbara M. Hubbard (5)         1997    145,000     16,785         10,000      5,585 (2)
 Vice President,               1996    105,000     29,825         40,000        328 (3)
 Corporate Controller and
 Chief Accounting Officer

----------
(1) Mr. Liu joined the Company as its Chairman, President and Chief Executive Officer in June 1995.
(2) Consists of matching contributions pursuant to the Company's 401(k) Plan and, in some cases, term life insurance premiums paid by the Company.
(3)  Consists of term life insurance premiums paid by the Company.
(4)  Mr. Parrish left the Company on August 22, 1997.
(5) Ms. Hubbard joined the Company as its Vice President and Corporate Controller in April 1996 and was named the Company's Chief Accounting Officer, Assistant Treasurer and Assistant Secretary in May 1996.
(6) Consists of term life insurance premiums paid by the Company and payment for accrued vacation time.

                        Stock Option Grants And Exercises

     The Company grants options to its executive officers under its 1989 Stock Option Plan and its 1994 Equity Incentive Plan (collectively, the "Plans"). As of February 27, 1998, options to purchase a total of 1,491,299 shares were outstanding under the Plans and options to purchase 272,278 shares remained available for grant thereunder.

     The Company also may grant stock options to non-officer employees under its 1995 nonstatutory Stock Option Plan for Non-Officer Employees (the "Nonstatutory Plan"). The Nonstatutory Plan authorizes the issuance of 1,600,000 shares of the Company's Common Stock. Only employees of the Company who hold positions below the level of Officer (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) and are not subject to Section 16 of the Exchange Act are eligible to receive option under the Nonstatutory Plan. Options granted under the Nonstatutory Plan are not intended by the Company to qualify as incentive stock options under the Code. As of March 15, 1998, options to purchase a total of 1,508,875 shares were outstanding under the Nonstatutory Plan and options to purchase 31,687 shares remained available for grant thereunder.

     The following tables show for the fiscal year ended December 31, 1997, certain information regarding options granted to, exercised by and held at year-end by the Named Executive Officers:

                        Option Grants in Last Fiscal Year

                                                 Individual Grants
                             -------------------------------------------------------    Potential Realizable
                              Number of        % of Total                                 Value at Assumed
                              Securities        Options                                   Annual Rates of
                              Underlying       Granted to                                   Stock Price
                               Options        Employees in   Exercise or                  Appreciation for
                                Granted          Fiscal       Base Price  Expiration       Option Term(1)
           Name                  (#)            Year(2)       ($/Sh)(3)      Date         5% ($)   10% ($)
           ----               ----------      ------------   -----------  ----------      ------   -------
Leonard Y. Liu
J. David Parrish                   --             --              --          --            --        --
Bruce C. Pollock                   --             --              --          --            --        --
Barbara M. Hubbard             10,000(4)         1.3%           13.50      11/12/07       84,901   215,155

----------
(1) Reflects the value of the stock option on the date of grant assuming (i) for the 5% column, a five-percent annual rate of appreciation in the Company's Common Stock over the ten-year term of the option and (ii) for the 10% column, a ten-percent annual rate of appreciation in the Company's Common Stock over the ten-year term of the option, in each case without any discounting to net present value and before income taxes associated with the exercise. Actual gains, if any, on stock option exercises depend on the future performance of the Company's Common Stock and the continued employment of the Named Executive Officer through the vesting period and exercise period. These amounts represent assumed rates of appreciation only, based on SEC Rules, and may not necessarily be indicative of results obtained.
(2) Based on options to purchase 742,000 shares of the Company's Common Stock granted in 1997.
(3)  All options were granted at the fair market value at the date of grant.
(4) Options vest over a four-year period at the rate of 25% per year. The options will fully vest upon a change of control, as defined in the Plans, unless the acquiring company assumes the options or substitutes similar options.

        Aggregated Option Exercises in Last Fiscal Year, and Fiscal Year-End Option Values

                                                         Number of Securities          Value of Unexercised
                                                        Underlying Unexercised             In-The-Money
                          Shares                         Options at FY-End (#)       Options at FY-End ($)(2)
                       Acquired On         Value       -------------------------    -------------------------
     Name              Exercise(#)    Realized ($)(1)  Exercisable Unexercisable    Exercisable Unexercisable
     ----              -----------    ---------------  ----------- -------------    ----------- -------------
Leonard Y. Liu            45,000          371,250        286,250      343,750        2,240,313    2,407,813
J. David Parrish         121,357        1,342,445        161,428       20,000          635,000      130,000
Bruce C. Pollock            --               --           75,000       50,000          487,500      325,000
Barbara M. Hubbard          --               --           10,000       40,000           38,125      116,875

----------
(1) Fair market value of the Company's Common Stock on the date of exercise minus the exercise price.
(2) Fair market value of the Company's Common Stock at December 31, 1997 ($13.75) minus the exercise price of the options.

EMPLOYMENT AGREEMENTS

     Mr. Pollock has entered into an employment agreement that, as amended, provides, in the event he is terminated without cause, he will be entitled to receive severance payments equal to twelve months of base salary, accelerated vesting of options that otherwise would have vested through the later of December 31, 1997 or six months after the date of such termination and twelve months after termination to exercise certain vested stock options. In addition, the agreement provides that if Mr. Pollock is terminated or his responsibilities are reduced substantially as a result of an acquisition of the Company or a similar corporate event, all remaining unvested options will accelerate and become fully vested.

     Mr. Liu entered into an employment agreement with the Company that provided for a one-time signing bonus in the amount of $187,500, the grant of options to purchase 600,000 shares of common stock and a $250,000 line of credit to be used for the purchase of shares of the Company's common stock in the open market. As of March 15, 1998, Mr. Liu had not drawn upon the line of credit. In addition, the employment agreement, as amended, provides, in the event he is terminated without cause or he terminates his employment because the Company has reduced his responsibilities, functions, titles or overall compensation package, he will be entitled to receive severance payments equal to twelve months of base salary, accelerated vesting of all options that otherwise would have vested over the six-month period immediately following such termination and six months after termination to exercise any and all vested stock options. With respect to options granted subsequent to March 4, 1998, the agreement provides that Mr. Liu will receive accelerated vesting of all options that otherwise would have vested over the twelve-month period immediately following termination and twelve months after termination to exercise vested options. The agreement also provides that if Mr. Liu is terminated or his responsibilities reduced substantially, as the result of an acquisition of the Company or a similar corporate event, Mr. Liu will be entitled to receive severance payments in the amount of twenty-four months of base salary, accelerated vesting of all remaining unvested options and twelve months after termination to exercise any and all vested stock options. With respect to options granted subsequent to March 4, 1998, the agreement provides that Mr. Liu shall have twenty-four months after termination to exercise vested options.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION(1)

     The Compensation Committee of the Board of Directors (the "Committee") is composed of the non-employee directors identified at the end of this report. None of these non-employee directors has any interlocking or other type of relationship that would call into question his independence as a committee member. The Committee is responsible for setting and administering the policies which govern annual performance, and determines the compensation of the Chief Executive Officer ("CEO") and other executive officers of the Company.

COMPENSATION PHILOSOPHY

     The objectives of the Company's executive compensation policies are to attract, retain and reward executive officers who contribute to the Company's success, to align the financial interests of executive officers with the performance of the Company, to ensure a direct relationship between executive pay and shareholder value, to motivate executive officers to achieve the Company's business objectives and to reward individual performance. During fiscal year 1997, the Company used base salary, annual incentives and long-term incentives under the Plans to achieve these objectives. In carrying out these objectives, the Committee considers the following:

o The level of compensation paid to executive officers in positions of companies similarly situated in size and products. To ensure that pay is competitive, the Committee, from time to time, compares the Company's executive compensation packages with those offered by other companies in the same or similar industries or with other similar attributes. Compensation surveys used by the Company typically include public and private companies comparable in size, products or industry to the Company.

o The individual performance of each executive officer. Individual performance includes meeting individual performance objectives, demonstration of job knowledge, skills, teamwork and acceptance of the Company's core values.

o Corporate performance. Corporate performance is evaluated by factors such as performance relative to competitors, performance relative to business conditions and progress in meeting the Company's objectives and goals as typically reflected in the annual operating plan.

o The responsibility and authority of each position relative to other positions within the Company.

     The Committee does not quantitatively weight these factors but considers all of these factors as a whole in establishing executive compensation. The application given each of these factors in establishing the components of executive compensation follows.


----------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

BASE SALARY

     Base salaries are established for each executive officer at levels that are intended to be competitive with salaries for comparable positions at other software and computer industry companies of similar size and products. The Company seeks to pay salaries to executive officers that are commensurate with their qualifications, duties and responsibilities and that are competitive in the marketplace. In conducting periodic compensation reviews, the Committee considers each individual executive officer's achievements in meeting Company financial and business objectives during the prior fiscal year, as well as the executive officer's performance of individual responsibilities and the Company's financial position and overall performance. The Committee periodically considers the low, midpoint and upper ranges of base salaries published by compensation surveys in establishing base salaries of each executive officer.

ANNUAL INCENTIVE

     Annual bonus incentives for executives are intended to reflect the Company's belief that management's contribution to stockholder returns comes from achieving operating results that maximize the Company's earnings and cash flow over a multi-year time horizon. The Company believes that the achievement of its performance objectives depends on (i) its ability to deliver outstanding products and services to its customers, (ii) its success in establishing and maintaining a position of strength in its chosen markets and (iii) its short- and long-term profitability, as well as the quality of that profitability. For purposes of annual incentive compensation, progress toward these performance objectives is measured against the results anticipated in the Company's annual operating plan, which is approved by the Board of Directors.

     The 1997 incentive compensation for executive officers other than the Chief Executive Officer was based in part on the achievement of total Company results consistent with the Company's 1997 operating plan, as well as achievement of other objectives in the 1997 operating plan specific to such officers' individual areas of management responsibility.

     The Company believes that this incentive compensation structure closely links the incentives paid to its executives with the results necessary to create long-term value for stockholders.

LONG-TERM INCENTIVE

     The Compensation Committee also endorses the position that stock ownership by management is beneficial in aligning management and stockholder interests in enhancing stockholder value. In that regard, stock options also are used to retain executives and motivate results to improve long-term stock market performance. Stock options are granted at the prevailing market value and will have value only if the Company's stock price increases. As part of its periodic review of compensation, the Compensation Committee reviews the stock option holdings of the Company's officers and senior executives, and recommends additional stock option grants as appropriate.

     The Compensation Committee determines the number of options to be granted to executive management based on (i) competitive practice within the comparison group used in determining base salary, (ii) historical performance of the executive and (iii) the amount of prior grants held by the executives, as well as the number of vested versus unvested options. When using comparative data, the Company targets its option grants in the mid to high range of comparable companies.

     Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1.0 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1.0 million may be deducted it if is "performance-based compensation" within the meaning of the Code. Stock options granted under the Company's 1994 Equity Incentive Plan with an exercise price at least equal to the fair market value of the Company's common stock on the date of grant are considered to be "performance-based compensation."

CEO COMPENSATION

     During the fiscal year ended December 31, 1997, Mr. Liu served as Chairman, President and Chief Executive Officer throughout the year and continues to hold such offices.

     Mr. Liu's base salary, annual incentives and long-term incentives were determined in accordance with the criteria described in the "Base Salary," "Annual Incentive" and "Long-Term Incentive" sections of this report. Mr. Liu's base salary in 1997 was $375,000; see "Summary Compensation Table." This amount, together with a potential annual incentive tied to the achievement of 1997 revenue and net income targets, was estimated to provide an annual cash compensation level which would be competitive with the mid to high range of compensation paid by comparable software companies. Based on Mr. Liu's and the Company's operating performance in 1997, Mr. Liu earned an incentive bonus of $170,894. Mr. Liu's total cash compensation in 1997 was $545,894. As part of its annual review of senior executive compensation, the Compensation Committee, at its meeting on March 5, 1998, granted Mr. Liu an option to purchase an additional 75,000 shares of the Company's common stock at a price of $16.00 per share.

CONCLUSION

     Through the plans described above, a significant portion of the Company's executive compensation programs and Mr. Liu's compensation are contingent on Company performance and realization of benefits closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period.


                                            COMPENSATION COMMITTEE



                                            William A. Hasler, Chairman
                                            Richard C. Alberding
                                            John M. Lillie

PERFORMANCE MEASUREMENT COMPARISON(1)

     Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock, based on its market price, with the cumulative total return of companies on Standard & Poor's 500 Index (the "S&P 500") and the Nasdaq Computer and Data Processing Stocks Index, assuming reinvestment of dividends, for the period beginning March 25, 1992, the date of the initial public offering of the Company's Common Stock, through the Company's fiscal year ended December 31, 1997. This graph assumes that the value of the investment in the Company's Common Stock and each of the comparison groups was $100 on March 25, 1992.



                            COMPARISON OF CUMULATIVE
                           TOTAL RETURN ON INVESTMENT

                               [GRAPHIC OMITTED]

   [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATTER]

                             [PLOT POINTS TO COME]

----------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              CERTAIN TRANSACTIONS

     Pursuant to the Agreement and Plan of Reorganization among the Company, Copper Acquisition Corporation, a Delaware corporation and subsidiary of the Company ("Copper") and Revere, Inc., a Delaware corporation ("Revere") dated as of October 29, 1997 (the "Reorganization Agreement"), the Company agreed at the closing of the merger between Copper and Revere to issue a certain number of shares of the Company's common stock to Updata Capital, Inc. ("Updata"), in full satisfaction of all obligations of Revere and its stockholders to Updata incurred in connection with the merger. Pursuant to the Reorganization Agreement, the Company issued 16,037 shares of its common stock to Updata. Mr. Wetmore, a director of the Company, holds an equity interest in Updata and serves as its Managing Director.

     The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Bylaws.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                            By Order of the Board of Directors,

                                            /s/ Bruce C. Pollock

                                            BRUCE C. POLLOCK
                                            Senior Vice President,
                                            Chief Financial Officer
                                            and Assistant Secretary


April 17, 1998

WIS40 3                           DETACH HERE

                                     PROXY

P                       WALKER INTERACTIVE SYSTEMS, INC.                       P
R                                                                              R
O                   PROXY SOLICITED BY THE BOARD OF DIRECTORS                  O
X                    FOR THE ANNUAL MEETING OF STOCKHOLDERS                    X
Y                          TO BE HELD ON MAY 21, 1998                          Y

     The undersigned hereby appoints Leonard Y. Liu and Bruce C. Pollock, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Walker Interactive Systems, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Walker Interactive Systems, Inc. to be held at the Company's headquarters, 303 Second Street, San Farancisco, California on Thursday May 21, 1998 at 2:00 p.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE                                                                SIDE
-------------                                                      -------------

                                [GRAPHIC OMITTED]

                        Walker Interactive Systems, Inc.

                         303 Second Street, Three North
                         San Francisco, California 94107


April 17, 1998

You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Walker Interactive Systems, Inc., which will be held on Thursday, May 21, 1998 at 2:00 p.m., local time, at the Company's headquarters, 303 Second Street, San Francisco, California.


At the meeting, we will vote on the proposals described in the accompanying Notice and Proxy Statement and report to you on the operations of the Company. You will have the opportunity to ask questions about the business that may be of general interest to you and other stockholders.

Your vote is important regardless of how many shares you own and whether or not you plan to attend the Annual Meeting of Stockholders. Please take a few minutes now to review the proxy statement and to sign and date your proxy and return it in the postage-paid envelope provided.

                                            Sincerely,

                                            /s/ LEONARD Y. LIU

                                            LEONARD Y. LIU
                                            Chairman, President and
                                            Chief Executive Officer


WIS40 3                           DETACH HERE


--- Please mark
 X  votes as in
--- this example.
                                                                            ---
                                                                               |
                                                                               |

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEE FOR DIRECTOR LISTED BELOW AND FOR PROPOSALS 2, 3 AND 4.

1. To elect on director to hold office until the 2001 Annual Meeting of Stockholders.

     Nominee: Richard C. Alberding


               FOR       WITHHELD
              -----       -----      MARK HERE   -----
              |   |       |   |     FOR ADDRESS  |   |
              |   |       |   |      CHANGE AND  |   |
              -----       -----      NOTE BELOW  -----


2. To approve the Company's 1992 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan from 650,000 shares to 950,000, An increase of 300,000 shares.

               FOR       AGAINST     ABSTAIN
              -----       -----       -----
              |   |       |   |       |   |
              |   |       |   |       |   |
              -----       -----       -----


3. To approve the Company's 1994 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan from 1,200,000 shares to 2,400,000, an increase of 1,200,000 shares.

               FOR       AGAINST     ABSTAIN
              -----       -----       -----
              |   |       |   |       |   |
              |   |       |   |       |   |
              -----       -----       -----


4. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending December 31, 1998.

               FOR       AGAINST     ABSTAIN
              -----       -----       -----
              |   |       |   |       |   |
              |   |       |   |       |   |
              -----       -----       -----


Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, pleasse sign in partnership name by authorized person.

Signature: ___________________________________________Date: ____________________


Signature: ___________________________________________Date: ____________________

                        WALKER INTERACTIVE SYSTEMS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                            Adopted January 15, 1992
                  Approved by the Stockholders on March 6, 1992

                           Amended on January 28, 1993
                 Approved by the Stockholders on April 23, 1993

                            Amended on March 3, 1995
                  Approved by the Stockholders on May 25, 1995

                          Amended on February 11, 1998
                  Approved by the Stockholders on ____________.


1.   PURPOSE.

     (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Walker Interactive Systems, a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

          (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

          (iii)To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv) To amend the Plan as provided in paragraph 13.

          (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.


     (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate Nine Hundred Fifty Thousand (950,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   GRANT OF RIGHTS; OFFERING.

     The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.   ELIGIBILITY.

     (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

     (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

          (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

          (ii) the Purchase Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii)the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

     (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of
          Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by
          Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.   RIGHTS; PURCHASE PRICE.

     (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Purchase Period"). In connection with each
          Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Exercise Date (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (b) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

          (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

          (ii) an amount equal to  eighty-five  percent (85%) of the fair market
               value  of  the  stock  on  the  Exercise   Date.   PARTICIPATION;
               WITHDRAWAL; TERMINATION.

7.   PARTICIPATION; WITHDRAWAL; TERMINATION.

     (a) An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Purchase Period. "Earnings" is defined as the total compensation paid to an employee, including all salary, wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses, and other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Purchase Period.

     (b) At any time during a Purchase Period a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Purchase Period except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

     (d) Rights granted under the Plan shall not be transferable, and shall be exercisable only by the person to whom such rights are granted.

8.   EXERCISE.

     (a)  On each  exercise  date,  as  defined  in the  relevant  Offering  (an
          "Exercise Date"), each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after said final Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to the participant after such Exercise Date, without interest.

     (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on an Exercise Date of any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on said Exercise Date and the Exercise Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Exercise Date shall not be delayed more than two (2) months and the Exercise Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Exercise Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the purchase period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.   COVENANTS OF THE COMPANY.

     (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.  RIGHTS AS A STOCKHOLDER.

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until certificates representing such shares shall have been issued.

12.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

     (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment to the extent stockholder approval is necessary to satisfy the requirements of Section 423 of the Code, Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any Nasdaq or securities exchange listing requirements.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

     (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

14.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 15, 2002. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

15.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.

                        WALKER INTERACTIVE SYSTEMS, INC.
                           1994 EQUITY INCENTIVE PLAN

                            ADOPTED FEBRUARY 17, 1994
                             AS AMENDED MAY 11, 1994
                    APPROVED BY THE STOCKHOLDERS MAY 23, 1994
                          AS AMENDED FEBRUARY 11, 1998
                         AS APPROVED BY THE STOCKHOLDERS
                           _____________________, 1998

1.   PURPOSES.

     (a) The purpose of the 1994 Equity Incentive Plan (the "Plan") is to provide a means by which employees of and consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options,
(ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to purchase restricted stock, all as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to paragraph 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to paragraph 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e)  "Company"  means  Walker   Interactive   Systems,   Inc.,  a  Delaware
corporation.

     (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, Affiliates or its successor.

     (h) "Director" means a member of the Board.

     (i) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     (j) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" means, as of any date, the value of the common stock of the Company as determined as follows:

          (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (n) "Non-Employee Director" means a Director of the Company who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q) "Option" means a stock option granted pursuant to the Plan.

     (r) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (s) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

     (t) "Outside Director" means a Director who either (A) is not a current employee of the Company or an affiliated corporation, is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving compensation for personal services in any capacity other than as a Director, or (B) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (u) "Plan" means
this 1994  Equity  Incentive  Plan.

     (v) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (w) "Securities Act" means the Securities Act of 1933, as amended.

     (x) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus and any right to purchase restricted stock.

     (y) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. The Stock Award Agreement is subject to the terms and conditions of the Plan.

3. ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, including the Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which Stock Awards shall be granted to each such person.

          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan as provided in Section 12.

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"). All of the members of such Committee may be Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The
Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who are not then subject to Section 16 of the Exchange Act and to eligible persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate two million four hundred thousand (2,400,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such Stock Award shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (a) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) No employee shall be eligible to be granted Options covering more than five hundred thousand (500,000) shares of the Company's common stock in any twelve (12) month period.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

     (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the duly authorized Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, or (B) in any other form of legal consideration that may be acceptable to the Board.

     (d) Transferability. An Incentive Stock Option shall not be transfe able except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall be tran=sferable to t he extent provided in the Option Agreement. If the Option
Agreement for the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the Nonstatutory Stock Option is granted only by such person.

     (e) Vesting. The total number of shares of stock subject to an Opt=ion may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods) the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

     (g) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, the Board shall determine such period of time (in no event to exceed three (3) months from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

(h) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve
(12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

     (i) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within eighteen (18) months following the date of death (or such shorter period specified in the Option Agreement) (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

     (j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     (k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

     (l) Re-Load Options. Without in any way limiting the authority of the Board or duly authorized Committee to make or not to make grants of Options hereunder, the Board or duly authorized Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of common stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the common stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subparagraph 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Board or duly authorized Committee may designate at the time of the grant of the original Option, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subparagraph 10(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subparagraph 4(a) and shall be subject to such other terms and conditions as the Board or duly authorized Committee may determine.

7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the duly authorized Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) Purchase Price. The purchase price under each stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (b) Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

     (c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; or
(ii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.   COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards up to the number of shares of stock authorized under the Plan.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock under such Stock Awards unless and until such authority is obtained.

9.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10.  MISCELLANEOUS.

     (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

 (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

11.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of any consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

     (b) In the event of: (i) a dissolution or liquidation or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, at the sole discretion of the Board and to the extent permitted by applicable law: (A) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, (B) such Stock Awards shall continue in full force and effect, or (C) the time during which such Stock Awards become vested or may be exercised shall be accelerated and any outstanding unexercised rights under any Stock Awards terminated if not exercised prior to such event.

12.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

13.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 16, 2004. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.


14.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercisable unless and until the Plan has been approved by the stockholders of the Company.